Environmental Rehabilitation and Other Provisions	12 Months Ended
Dec. 31, 2017
Disclosure of other provisions, contingent liabilities and contingent assets [Abstract]
Environmental Rehabilitation and Other Provisions
ENVIRONMENTAL REHABILITATION AND OTHER PROVISIONS

	US Dollars
Figures in millions	2017	2016	2015

Environmental rehabilitation obligations

Provision for decommissioning
Balance at beginning of year	279	272	296
Charge to income statement	2	—	—
Change in estimates(1)	4	(12)	5
Unwinding of decommissioning obligation	12	12	11
Transfer to non-current assets and liabilities held for sale	(20)	—	(11)
Utilised during the year	(2)	(2)	(3)
Translation	11	9	(26)
Balance at end of year	286	279	272

Provision for restoration
Balance at beginning of year	426	411	555
Charge to income statement	8	10	6
Change in estimates(1)	(17)	(2)	(40)
Unwinding of restoration obligation	10	8	10
Transfer to non-current assets and liabilities held for sale	(3)	—	(110)
Transfer to current portion	(17)	—	—
Utilised during the year	(4)	(3)	(2)
Translation	6	2	(8)
Balance at end of year	409	426	411

Other provisions(2)(3)
Balance at beginning of year	172	164	201
Charge to income statement	17	11	11
Change in estimates	15	5	24
Additions	64	—	—
Transfer (to) from trade and other payables	(6)	(2)	3
Unwinding of other provisions	1	1	1
Utilised during the year	(35)	(30)	(25)
Translation	19	23	(51)
Balance at end of year	247	172	164

Total environmental rehabilitation and other provisions	942	877	847

(1)
The change in estimates is attributable to changes in discount rates due to changes in global economic assumptions and changes in mine plans resulting in a change in cash flows and changes in design of tailings storage facilities and in methodology following requests from the environmental regulatory authorities. These provisions are expected to unwind beyond the end of the life of mine.

(2)
Other provisions include the following significant item: Chemwes (Pty) Limited, a subsidiary of First Uranium (Pty) Limited acquired by AngloGold Ashanti Limited during 2012, agreed to sell 25% of its production, capped at 312,500oz from 1 January 2012, to Franco-Nevada (Barbados) Corporation. Franco Nevada is required to pay $400/oz which inflates at 1% compounded annually from 2013. These factors were considered in determining the commodity contract obligation. The provision is calculated as the present value of the portion which is deemed onerous in light of the current market conditions using a gold forward for the duration of the contract of $1,303/oz (2016: $1,152/oz; 2015: $1,061/oz). As at 31 December 2017, the remaining production due to Franco Nevada is 170,435oz (2016: 197,528oz; 2015: 220,447oz).

(3)	Other provisions include the provision for the silicosis class action litigation of $63m.

The undiscounted rehabilitation provision based on real cash flows is $991m (2016: $867m; 2015: $831m).

Provision for silicosis settlement

AngloGold Ashanti Limited together with other mining companies, are named in a class action for silicosis and tuberculosis which was certified by the Johannesburg High Court in May 2016. The companies requested leave to appeal to the Supreme Court of Appeal (SCA), which was granted on 13 September 2016 and was scheduled to be heard from 19 to 23 March 2018. On 10 January 2018, in response to a request from all parties involved in the appeal to the SCA in respect of the silicosis and tuberculosis class action litigation, the Registrar of the SCA postponed the hearing date of the appeal until further notice.

A gold mining industry working group consisting of African Rainbow Minerals Limited, Anglo American South Africa Limited, AngloGold Ashanti Limited, Gold Fields Limited, Sibanye Stilllwater Limited and Harmony Gold Mining Company Limited (collectively the working group) was formed in November 2014 to address issues relating to the compensation and medical care for occupational lung diseases in the gold mining industry in South Africa. Essentially, the working group is seeking a comprehensive and sustainable solution which deals with both legacy compensation issues and future legal frameworks which, while being fair to employees, also ensures the future sustainability of companies in the industry. The working group has engaged all stakeholders on these matters, including government, organised labour, other mining companies and legal representatives of claimants who have filed legal suits

26    ENVIRONMENTAL REHABILITATION AND OTHER PROVISIONS (continued)

against the companies. The working group believes that achieving a comprehensive settlement which is fair to past, present and future employees and sustainable for the sector is preferable to protracted litigation.

The facts of the matter have previously been disclosed as a contingent liability as an amount could not be reliably determined. As a result of the progress made by the working group and the status of negotiations with affected stakeholders, management is now in a position to reasonably estimate AngloGold Ashanti's share of a possible settlement of the class action claims and related costs within an acceptable range.

A pre-tax charge of US$63 million has been recognised in special items for the year ended 31 December 2017. Going forward, annual charges in the provision are expected to consist of the time value of money (recognised as a finance cost) and changes in estimates in special items. The expected contributions (cash flows) to the vehicle that will manage the settlement process have been discounted over the expected period of contributions. The contributions are expected to be settled by cash flows from the group's South African operations and will occur over a number of years.

The assumptions that were made in the determination of the provision amount include: silicosis prevalence rates; estimated settlement per claimant; benefit take-up rates and disease progression rates.

A discount rate of 8% was used, based on government bonds with similar terms to the obligation.